Leases - Maturities Of Operating Lease Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Maturities of Operating Lease Liabilities
Total lease liability	$ 425,693	$ 372,500
Operating Lease Liabilities [Member]
Maturities of Operating Lease Liabilities
2025	124,420
2026	109,127
2027	82,552
2028	62,721
2029	43,834
Thereafter	66,159
Total lease payments	488,813
Less imputed interest	63,120
Total lease liability	$ 425,693